Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
December 31, 1998



Expected B Maturity 4/15/2008


Blended Coupon 5.5896%


Excess Protection Level
3 Month Average   5.89%
December, 1998   6.03%
November, 1998   5.61%
October, 1998   6.02%


Cash Yield18.76%


Investor Charge Offs 4.98%


Base Rate 7.76%


Over 35 Day Delinquency 4.96%


Seller's Interest10.83%


Total Payment Rate13.62%


Total Principal Balance$41,270,703,888.09


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,468,784,369.60